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                                                                   EXHIBIT 10.55

                             GLOBAL GOLD CORPORATION

                             STOCK OPTION AGREEMENT

                                              (INCENTIVE STOCK OPTION)

         THIS AGREEMENT made as of this 1st day of July, 2002 between Global Gold Corporation, a Delaware corporation, with offices at 107 Eakins Road, Manhasset, New York 11030 (the "Company") and Drury J. Gallagher, 107 Eakins Road, Manhasset, New York 11030 (the "Holder").

         The Company has adopted the 1995 Stock Option Plan (the "Plan"). The Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

         The Committee, which is charged with the administration of the Plan pursuant to Section 3 thereof, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as a reward for prior services to the Company and as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

         NOW, THEREFORE, the parties agree as follows:

         1. Pursuant to the Plan, the Company with the approval of the Committee hereby grants to the Holder as of the date hereof an option to purchase all or any part of 150,000 shares of Common Stock of the Company (the "Option") at a price per share of $0.11, and upon the terms and conditions set forth herein.

         2. (a) The Option shall continue in force through June 30, 2007 (the "Expiration Date"), unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, and except as otherwise provided in Section 2(e) hereof, the Option shall become fully exercisable as follows:
                           (i) 75,000 shares on June 30, 2003; and

                           (ii) 75,000 shares on June 30, 2004.

Such installments shall be cumulative.

                  (b) Except as provided hereinbelow, the Option may not be exercised unless the Holder is then an employee (including any officer who is an employee), consultant, employee of a consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company or any combination thereof and unless the Holder has remained in the continuous employ or service thereof from the date of this grant.



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                  (c) The Option is designated as incentive stock option
pursuant to the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder.

                  (d) Notwithstanding anything contained in this Agreement to the contrary after the exercise of the Option, no sale or transfer of the shares purchased thereunder may be effected without an effective registration statement or an opinion of counsel for the Company that such registration is not required under the Securities Act of 1933, as amended, and any applicable state securities law.

                  (5) Notwithstanding anything contained in this Agreement to the contrary:

                           (i)      If, during the term of his Agreement, there
shall occur a Change of Control of the Company (as defined in Section 14(b) of the Plan and Section 2(e)(ii) hereof), the Holder may, at such time, in the exercise of the Holder's sole discretion, surrender the Option for cash equal to the excess of the fair market value of the Common Stock of the Company that he would have received upon the exercise of the previously unexercised shares of Common Stock of the Company subject to the Option over the exercise price thereof; and

                           (2)  the Option shall become immediately exercisable
in full upon the occurrence of a Change in Control (as defined in Section 14(b) of the Plan), which shall occur upon

                                    (A)    (x) the sale of all or  substantially
all of the Company's assets or (y) a merger (including a merger in which the Company is the surviving corporation) or consolidation of the Company with one or more corporations or entities, as a result of which in each such case the Company's voting securities outstanding immediately before such sale, merger or consolidation represent less than 50% of the combined voting power of voting securities of the Company or the surviving entity outstanding immediately after such sale, merger or consolidation; or

                                    (B)     any  "person,"  as such term is used
in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or persons acting in concert (other than Drury J. Gallagher, Robert A. Garrison or any of their affiliates) become the "beneficial owner" or "beneficial owners" (as defined in Rule 13d-3 under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time), directly or indirectly, of the Company's securities representing more than 50% of the combined voting power of the Company's then outstanding securities, pursuant to a plan of such person or persons to acquire such a controlling interest in the Company, whether pursuant to a merger (including a merger in which the Company is the surviving corporation), an acquisition of securities or otherwise, except that this Section Section 2(e)(ii)(b) shall not apply to any person who provides financing to the Company or any of their affiliates, pursuant to a private placement transaction or otherwise; and

                           (iii)    a transaction shall not constitute a Change


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of  Control  if its  sole  purpose  is to  change  the  state  of the  Company's incorporation or to create a holding company that will be owned in substantially
the  same  proportions  by  the  persons  who  held  the  Company's   securities
immediately before such transaction.


         3. In the event that the employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of his employment or service) at any time within three months after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any subsidiary corporation thereof, the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any consultant of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

         4. If the Holder shall (a) die while he is employed by or serving the Company or a corporation which is a subsidiary thereof or within three months after the termination of such employment (other than termination for cause, or voluntarily on his part and without the consent of the Company or subsidiary corporation thereof) or (b) become permanently and totally disabled within the meaning of Section 22 (e)(3) of the Code while employed by or serving the Company or such subsidiary, then, notwithstanding anything contained in this Agreement to the contrary, such Option shall become fully exercisable upon the occurrence of any such event, and the Option may be exercised as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Holder, or one year after the date of permanent or total disability, but in either case, not later than the Expiration Date.

         5.         (a)         This Option may be exercised by the Holder
hereof, in whole or in part, at any time or from time to time prior to the expiration date, by returning this Option to the Company at its principal office for endorsement of exercise, with the form of Exercise of Option attached hereto (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment of the purchase price for the number of shares of common stock specified in such form.


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                  (b)        Payment of the purchase price may be made as
follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company, (ii) by cancellation of such number of the shares of common stock otherwise issuable to the Holder upon such exercise as shall be specified in such Exercise of Option, such that the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the purchase price attributable to such shares shall equal the purchase price attributable to the shares of common stock to be issued upon such exercise, in which case such amount shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number, or (iii) by surrender to the Company for cancellation certificates representing shares of common stock of the Company owned by the Holder (properly endorsed for transfer in blank) having a Current Market Price on the date of the exercise hereof equal to the purchase price.

                  (c) Each exercise of this Option shall be deemed to have been effected immediately prior to the close of business on the business day on which the Holder's Exercise of Option, and the purchase price shall have been received by, the Company as provided in Section 5.

                  As used herein, unless the context otherwise requires, the following terms shall have the meanings as set forth below:

                           (A)      "Current Market Price" shall mean, on any

date specified herein, the average of the daily Market Price during the 10 consecutive trading days commencing 15 trading days before such date, except that, if on any such date the shares of common stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

                           (2) "Market Price" shall mean, on any date specified
herein, the amount per share of the common stock, equal to (a) the last reported sale price of such common stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof, regular way, on such date, in either case as officially reported on the principal national securities exchange on which such common stock is then listed or admitted for trading, or (b) if such common stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the National Association of Securities
Dealers, Inc. ("NASD"), the last reported trading price of the common stock on such date, or (c) if there shall have been no trading on such date or if the common stock is not so designated, the average of the closing bid and asked prices of the common stock on such date as shown by the NASD automated quotation system, or (d) if such common stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by the Board of Directors of the Company.

                  (5) Prior to or concurrently with delivery by the Company to the Holder of a certificate representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable Federal, state or local income tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.


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         6.         If all of any portion of the Option shall be exercised
subsequent to any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization, or liquidation of the Company occurring after the date hereof, as a result of which shares of any class shall be issued in respect to outstanding common stock of the Company or such common stock shall be changed into the same or a different number of shares of the same or another class or classes, the Holder, upon exercise of the Option, or portion thereof, shall receive, for the aggregate price upon such exercise of the Option, the aggregate number and class of shares which, if common stock as authorized at the date hereof had been purchased or awarded at the date hereof for the same aggregate price (on the basis of the per share exercise price of the Option set forth herein) and had not been disposed of, such person or persons would be holding, at the time of such exercise, as a result of such stock dividend, split up, recapitalization, merger, consolidation, combination, or exchange of shares, separation, reorganization, or liquidation; provided, however, that no fractional shares shall be issued upon any such exercise and the aggregate price paid shall be appropriately reduced for any fractional share not issued. This Section does not give Holder any right to receive an additional option as a result of the issuance of additional shares of the Company or the increase in the authorized capital of the Company.

         7. Upon each exercise of the Option, or portion thereof, the Company as promptly as practicable shall mail or deliver to the Holder a stock certificate or certificates representing the shares then purchased or awarded, and shall pay all stamp taxes payable in connection therewith. The issuance of such shares and delivery of the certificate or certificates therefor shall, however, be subject to any delay necessary to complete (a) the listing of such shares on any stock exchange upon which shares of the same class are then listed and (b) such registration or qualification of such shares under any state or federal law, rule or regulation as the Company may determine to be necessary or advisable.

         8. No options granted hereunder shall be transferable other than by will or by the laws of descent and distribution. Options may be exercised, during the lifetime of the Holder, only by the Holder, or by his guardian or legal representative. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Holder, and it shall thereupon become null and void.

         9. Neither the Holder nor, in the event of his death, any person entitled to exercise his rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or his estate, as the case may be.

         10. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or

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certified mail, return receipt requested, to the party entitled to receive the same, if to the Company, Global Gold Corporation, 107 Eakins Road, Manhasset, New York 11030, facsimile number (516) 627-5067, with a copy to Law Offices of Stephen R. Field, 240 Madison Avenue, New York, New York 10016, facsimile number
(212) 681-0845, and if to the Holder, Drury J. Gallagher, 107 Eakins Road, Manhasset, New York 11030, facsimile number (516) 627-5067. Any party may change its or his address by giving notice to the other party stating its or his new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

         11. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, determined without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in the City of New York, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any federal or state court in the City of New York, in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof. Notwithstanding anything contained in this Agreement to the contrary, this Agreement shall be interpreted so as to comply with the applicable provisions of Sections 422 and 424 of the Code.

         12. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Agreement, the determination by the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Agreement.

                             GLOBAL GOLD CORPORATION



                                            By:      /s/  Robert A. Garrison
                                                          ---------------------
                                                          Robert A. Garrison
                                                          President

ACCEPTED AND AGREED:

/s/ Drury J. Gallagher
    -------------------
    Drury J. Gallagher



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                      FORM OF NOTICE OF EXERCISE OF OPTION

TO:      Global Gold Corporation
         107 Eakins Road
         Manhasset, New York  11030

         The undersigned hereby irrevocably elects to exercise the Option to purchase ____ shares of common stock, par value $.01 per share ("Common Stock"), of Global Gold Corporation as provided in the Option Agreement dated as of July 1, 2002 and hereby [makes payment of $________ therefor [or] [makes payment therefor by reduction pursuant to Section 5(b)(ii) of the Option of the number of shares of Common Stock otherwise issuable to the Holder upon Option exercise by _____ shares] [or] [makes payment therefor by delivery of the following Common Stock certificates of the Company (properly endorsed for transfer in blank) for cancellation by the Company pursuant to Section 5(b)(iii) of the Option, certificates of which are attached hereto for cancellation [list certificates by number and amount]].

         A stock certificate or certificate for the shares shall be delivered in person or mailed to the undersigned at the address shown below.

         The undersigned hereby represents and warrants that it is his present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his own account for investment, and not with a view to the distribution of any thereof, and agrees that he will make no sale thereof except in compliance with the applicable provisions of the Securities Act of 1933, as amended.




                                                   Signature


                                             ----------------------------------
                                             Print Name


                                             ----------------------------------
                                             Street Address


                                             ----------------------------------
                                             City, State and Zip Code


                                             ----------------------------------
                                             Social Security Number

Dated:
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